SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549


                            FORM 8-K

                         CURRENT REPORT



PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
                              1934


DATE OF REPORT (Date of earliest event reported):  July 27, 1995



                 General Instrument Corporation
     (Exact name of registrant as specified in its charter)



 Delaware                           1-5442                 13-3575653
(State or other jurisdiction    (Commission File No.)   (I.R.S. Employer
 of incorporation)                                       Identification No.)






  181 West Madison Street, Chicago, Illinois                 60602
  (Address of principal executive office)                  (Zip Code)


                              (312) 541-5000
           (Registrant's telephone number, including area code)

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Item 5    Other Events

The Registrant hereby incorporates by reference the description of the matters set forth in its press release dated July 27, 1995
(such press release being Exhibit 99 attached hereto).

Item 7    Financial Statements and Exhibits

     (c)  Exhibits

     99   Registrant's press release dated July 27, 1995

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GENERAL INSTRUMENT CORPORATION




                                    By:/s/ Paul J. Berzenski
                                      ---------------------
                                      Paul J. Berzenski
                                      Vice President and Controller


DATE:  July 27, 1995

                          EXHIBIT INDEX




 No.            Exhibits
- ----            --------

 99             The Registrant's press release dated
                July 27, 1995